SUPPLEMENT DATED MAY 3, 2005
TO THE PROSPECTUS of
THE INTEGRITY FUNDS

Dated April 25, 2005

TO THE PROSPECTUS

I.         Under the heading “What Are The Fund’s Expenses” on page 55 of the prospectus, the fee and expense table and accompanying footnotes are replaced with the following:

What Are The Fund’s Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Income Fund.

Offering Both Class A and C Shares

SHAREHOLDER FEES (expenses deducted directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) imposed on Purchases
(as a percentage of the offering price)	4.25%	None
Maximum Deferred Sales Charge (Load)	1.00%(1)	1.00%
Maximum Sales Charge (Load) imposed on Reinvested
Dividends and Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None

ANNUAL FUND OPERATING FEES AND EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%
Distribution and/or Service Fees (12b-1 Fees)	0.25%	1.00%
Other Expenses	1.75%	2.26%
Contractual Fee Waivers and Expense Reimbursements	(1.25)%	(1.76)%
Total Fund Operating Expenses	1.75%(2)	2.50%(2)

_____________________________

(1)   In the case of investments in Class A shares made at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(2) The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, until December 31, 2005, so that the Net Annual Operating Expenses of the High Income Fund do not exceed 1.75% for the Class A shares and 2.50% for the Class C shares. Thereafter, the expense limitation may be terminated or revised.  Amounts waived or reimbursed may be recouped by the Investment Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

EXAMPLE

The following example is intended to help you compare the cost of investing in the High Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the High Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that you reinvest all dividends and distributions, and that the High Income Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs of investing in the High Income Fund would be:

YEAR	HIGH INCOME FUND

	Class A	Class C

1	$597	$356
3	$966	$808
5	$1,374	$1,416
10	$2,585	$3,223

II.       Under the heading “What Are The Fund’s Expenses” on page 59 of the prospectus, the fee and expense table and accompanying footnotes are replaced with the following:

What Are The Fund’s Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Municipal Fund.

Currently Offering Class A Only

	Class A	Class C
SHAREHOLDER FEES (expenses deducted directly from your investment)
Maximum Sales Charge (Load) imposed on Purchases
(as a percentage of the offering price)	4.25%	None
Maximum Deferred Sales Charge (Load)	1.00(1)	1.00%
Maximum Sales Charge (Load) imposed on Reinvested
Dividends and Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None

ANNUAL FUND OPERATING FEES AND EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	0.60%	0.60%
Distribution and/or Service Fees (12b-1 Fees)	0.25%	1.00%
Other Expenses	8.31%(2)	8.31%(2)
Contractual Fee Waivers and Expense Reimbursements	(7.91)%	(7.91)%
Total Fund Operating Expenses	1.25%%(3)	2.00%(3)

_____________________________

(1)   In the case of investments in Class A shares made at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(2)   Other expenses for the Class C shares are the other expenses for the Class A shares for the fiscal year ended December 31, 2004. This is because the Fund did not offer Class C shares during the 2004 fiscal year.  These figures are based on estimated amounts for the current fiscal year.

(3)   The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, until December 31, 2005, so that the Net Annual Operating Expenses of the Municipal Fund do not exceed 1.25% for the Class A shares and 2.00% for the Class C shares. Thereafter, the expense limitation may be terminated or revised.  Amounts waived or reimbursed may be recouped by the Investment Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Municipal Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Municipal Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that you reinvest all dividends and distributions, and that the Municipal Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs of investing in the Municipal Fund would be:

YEAR	MUNICIPAL FUND

	Class A	Class C

1	$548	$721
3	$812	$1,044
5	$1,103	$1,510
10	$1,968	$2,894

III.     Under the heading “How to Buy Shares” beginning on page 69 of the prospectus, the second full paragraph is replaced with the following:

You may buy shares directly from the Distributor or through investment dealers who have sales agreements with the Distributor.  You may also purchase shares through other agents who have agreements with the Distributor and/or the Funds.  If you do not have a dealer or agent, call (800) 276-1262, and the Distributor can refer you to one.  Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor.  You may be charged an additional service fee if you effect your transaction through a broker, agent or other financial institution.  If you place your order through a dealer or agent prior to the close of trading of the New York Stock Exchange, and the Fund receives such order prior to the close of trading (normally 3:00 p.m. Central Time), you will receive that day’s net asset value.  Dealers or other agents are obligated to transmit orders promptly.  See “The Funds’ Share Price” for a discussion of how shares are priced.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE